_________________________________________________________________




                 CONTRIBUTION AND SALE AGREEMENT

                     ______________________


                             between

                TRANS LEASING INTERNATIONAL, INC.

                               and

                    TL LEASE FUNDING CORP. IV


                     _______________________


                           Dated as of

                          April 18, 1995




_________________________________________________________________

                        TABLE OF CONTENTS

                                                             PAGE


ARTICLE I
         DEFINITIONS . . . . . . . . . . . . . . . . . . . . . .1
               1.01 Definitions. . . . . . . . . . . . . . . . .1
               1.02 Other Definitional Provisions. . . . . . . .6

ARTICLE II
        ISSUANCE OF STOCK BY TLFC; CONTRIBUTION
        OF CONTRIBUTED ASSETS; SALE OF PURCHASED ASSETS;
        SALE OF ADDITIONAL ASSETS...............................7
               2.01 Issuance of Common Stock by TLFC . . . . . .7
               2.02 Required Capital Contribution and Sale of
                    Purchased Assets . . . . . . . . . . . . . .7
               2.03 Contribution or Sale of Additional Assets. .8
               2.04 Custody of Lease Files.. . . . . . . . . . .9

ARTICLE III
            REPRESENTATIONS AND WARRANTIES. . . . . .. . . . . .9
               3.01 Representations and Warranties of Trans
                    Leasing. . . . . . . . . . . . . . . . . . .9
               3.02 Representations and Warranties of TLFC.. . 15
               3.03 Purchase of Leases and Equipment by Trans
                    Leasing. . . . . . . . . . . . . . . . . . 17
               3.04 Indemnification. . . . . . . . . . . . . . 17

ARTICLE IV
           COVENANTS OF TRANS LEASING AND TLFC. . . .. . . . . 17
               4.01 Trans Leasing Covenants. . . . . . . . . . 17
               4.02 TLFC Covenants.. . . . . . . . . . . . . . 20
               4.03 Grant of Security Interest.. . . . . . . . 20

ARTICLE V
         CONDITIONS PRECEDENT. . . . . . . . . . . . . . . . . 21
               5.01 Conditions to TLFC's Obligations.. . . . . 21
               5.02 Conditions to Trans Leasing's Obligations. 22

ARTICLE VI
          TERMINATION. . . . . . . . . . . . . . . . . . . . . 22
               6.01 Termination. . . . . . . . . . . . . . . . 22
               6.02 Effect of Termination. . . . . . . . . . . 22

ARTICLE VII
           MISCELLANEOUS PROVISIONS. . . . . . . . . . . . . . 23
               7.01 Amendment. . . . . . . . . . . . . . . . . 23
               7.02 Governing Law. . . . . . . . . . . . . . . 23
               7.03 Notice.. . . . . . . . . . . . . . . . . . 23
               7.04 Severability of Provisions.. . . . . . . . 24
               7.05 Assignment.. . . . . . . . . . . . . . . . 24
               7.06 No Waiver; Cumulative Remedies.. . . . . . 24
               7.07 Counterparts.. . . . . . . . . . . . . . . 25
               7.08 Binding Effect; Third-Party Beneficiaries. 25
               7.09 Merger and Integration.. . . . . . . . . . 25
               7.10 Headings.. . . . . . . . . . . . . . . . . 25
               7.11 Schedules and Exhibits.. . . . . . . . . . 25

                             EXHIBITS

     Exhibit A      Form of Assignment for the Required Capital
                    Contribution

     Exhibit B      Form of Assignment for Purchased Assets

     Exhibit C      Form of Assignment for Additional Assets

     Exhibit D      Forms of Lease

                            SCHEDULES

     Contributed Lease Schedule

     Purchased Lease Schedule

     Lease Criteria Schedule

     Specified Portfolio Characteristics Schedule

          CONTRIBUTION AND SALE AGREEMENT

         THIS CONTRIBUTION AND SALE AGREEMENT, dated as of April
18, 1995 (this "Agreement"), is entered into between Trans Leasing International, Inc. ("Trans Leasing"), a Delaware corporation, and TL Lease Funding Corp. IV ("TLFC"), a Delaware corporation.

         Trans Leasing in the ordinary course of its business originates equipment and other leases in the United States.

         Trans Leasing desires, on the date hereof, to transfer the Purchased Leases, the Contributed Leases, its interests in the related Equipment and other assets (as such capitalized terms are defined pursuant to Article I below) to TLFC upon the terms and conditions set forth in this Agreement.

         It is contemplated that, from time to time after the date hereof, Trans Leasing and TLFC may agree that Trans Leasing will transfer additional Leases, its interests in the related Equipment and other assets to TLFC upon the terms and conditions set forth in this Agreement.

         It is contemplated that, following such transfers, Trans
Leasing, in its capacity as Servicer pursuant to the Servicing
Agreement, will continue to administer and service the Leases and Equipment transferred to TLFC.

         In consideration of the mutual covenants set forth in this Agreement, and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, Trans Leasing and TLFC agree as follows:


                            ARTICLE I

                           DEFINITIONS

    1.01 Definitions. Whenever used in this Agreement, the following words and phrases will have the following meanings:

    "Additional Assets" means all right, title and interest of Trans Leasing in, to, and under (i) the Additional Leases (including Trans Leasing's obligations under the Additional Leases) and all monies due or to become due thereunder after the related Additional Cut-Off Date, (ii) the related Equipment (other than any licensed products that may accompany any of such Equipment),
(iii) the Lease Files for the Additional Leases, (iv) any Insurance Policies and the related Insurance Proceeds with respect to the Additional Leases and (v) all income and proceeds relating to the foregoing.

    "Addition Date" has the meaning set forth in Section
2.03(a) of this Agreement.

    "Additional Lease Schedule" has the meaning set forth in
Section 2.03(a) of this Agreement.

    "Additional Cut-Off Date" means, with respect to an Additional Lease, the close of business on the last day of the month preceding the related Addition Date.

    "Additional Leases" means the Leases listed on any Additional Lease Schedule created pursuant to Section 2.03(a) of this Agreement.

    "Assets" means the Purchased Assets, the Contributed
Assets and any Additional Assets.

    "Business Day" means any day which is not a Saturday, Sunday or a legal holiday under the laws of the State of Illinois or North Carolina and is not a day on which banking institutions located in the State of Illinois or North Carolina are authorized or permitted by law or other governmental action to close.

    "Closing Date" means April 18, 1995.

    "Common Stock" means 1,000 shares of the common stock of TLFC, par value $0.01 per share, constituting all of its authorized capital stock.

    "Contributed Assets" means all right, title and interest of Trans Leasing in, to, and under (i) the Contributed Leases (including Trans Leasing's obligations under the Contributed Leases) and all monies due or to become due thereunder after the Cut-Off Date, (ii) the related Equipment (other than any licensed products that may accompany any of such Equipment), (iii) the Lease Files for the Contributed Leases, (iv) any Insurance Policies and the related Insurance Proceeds with respect to the Contributed Leases and (v) all income and proceeds relating to the foregoing.

    "Contributed Leases" means the Leases listed on the Contributed Lease Schedule attached hereto.

    "Credit Agreement" means the Revolving Credit and Term
Loan and Security Agreement between TLFC and the Lender, dated as of the date hereof, together with all amendments, restatements, supplements and modifications thereof or thereto.

    "Cut-Off Date" means April 1, 1995.

    "Debt Agreement" means, at any time, any then existing agreement pursuant to which TLFC has borrowed money, pledged its interest in the Assets and assigned its rights hereunder (as such agreement is then in effect), and shall initially refer to the Credit Agreement.

    "Equipment" means the assets leased to a Lessee pursuant to any Lease.

    "Filing Locations" means the States of Alabama, Arizona,
California, Delaware, Florida, Georgia, Illinois, Indiana,
Maryland, Massachusetts, New Jersey, New York, Ohio, Pennsylvania, Texas and Virginia.

    "Governmental Authority" means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to the jurisdiction of which such Person has consented.

    "Insurance Policy" means with respect to any Lease, an insurance policy covering physical damage to or loss of the related Equipment.

    "Insurance Proceeds" means, depending on the context, any amounts payable or any payments made, to the Servicer under an Insurance Policy.

    "Lease" means each agreement, including, as applicable, schedules, subschedules, summary schedules, supplements and amendments to a master lease, pursuant to which Trans Leasing, as lessor, leases specified assets to a Lessee at a specified monthly or quarterly rental, and which is identified in the Lease Schedule, including all Contributed Leases, Purchased Leases and Additional Leases; provided, that, from and after the date on which a Lease is purchased by Trans Leasing pursuant to Section 3.03 of this Agreement or a Lease is otherwise transferred to Trans Leasing, such Lease shall no longer be a Lease for purposes of this Agreement.

    "Lease File" means, with respect to any Lease, the Lease and all other documents relating to such Lease in the possession of Trans Leasing or held by the Servicer under the Servicing
Agreement, as the context requires.

    "Lease Management System" means the computerized electronic lease management system maintained by Trans Leasing for all Leases and other agreements similar to the Leases.

    "Lease Schedule" means the Contributed Lease Schedule, the Purchased Lease Schedule and all Additional Lease Schedules, as amended to show the deletion of Leases repurchased by Trans Leasing pursuant to Section 3.03 or otherwise transferred by TLFC to Trans Leasing.

    "Lender" means First Union National Bank of North
Carolina.

    "Lessee" means with respect to any Lease, the Person or Persons obligated to make payments with respect to such Lease, including any guarantor thereof.

    "Lien" means any mortgage, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any Property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of or agreement to file or deliver any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

    "Opinion of Counsel" means a written opinion of counsel, who may be counsel to Trans Leasing or other counsel, acceptable to TLFC.

    "Person" means any individual, sole proprietorship, partnership, joint venture, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or Governmental
Authority.

    "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

    "Purchased Assets" means all right, title and interest of Trans Leasing in, to, and under (i) the Purchased Leases (including Trans Leasing's obligations under the Purchased Assets) and all monies due or to become due thereunder after the Cut-Off Date, (ii) the related Equipment (other than any licensed products that may accompany any of such Equipment), (iii) the Lease Files for the Purchased Leases, (iv) any Insurance Policies and the related Insurance Proceeds with respect to the Purchased Leases and (v) all income and proceeds relating to the foregoing.

    "Purchased Leases" means the Leases listed on the Purchased Lease Schedule attached hereto.

    "Required Capital Contribution" has the meaning set forth in Section 2.02(a).

    "Responsible Officer" of any Person means any of the President, Executive Vice President, Vice President, Chief
Financial Officer, Treasurer or Corporate Controller of such
Person.

    "Scheduled Lease Payments" means with respect to any Lease, the monthly or quarterly rent payments scheduled to be made by the related Lessee under the terms of such Lease after the Cut-Off Date or the related Additional Cut-Off Date, as applicable.

    "Secured Party" means, at any time, any Person that is granted the rights of a secured party under any then existing Debt Agreement and to which TLFC's rights under this Agreement have been assigned, and shall initially refer to the Lender.

    "Servicer" means, at any time, any Person then acting as servicer under a Servicing Agreement, and shall initially refer to Trans Leasing in its capacity as servicer under the initial
Servicing Agreement.

    "Servicing Agreement" means, at any time, any agreement then in effect pursuant to which any Person has agreed to service the Assets (as such agreement is then in effect), and shall initially refer to the Servicing Agreement dated as of the date hereof among TLFC, the Lender and Trans Leasing, as servicer.

    "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Illinois provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of the Lien of the Secured Party in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Illinois, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

    "Warranty Event" means, with respect to any Lease, that Trans Leasing is obligated to repurchase such Lease pursuant to
Section 3.03 hereof.

    "Warranty Purchase Price" means, with respect to any Lease and the related Equipment to be repurchased by Trans Leasing,
(a) the amount set forth as such in any then applicable Debt Agreement, or (b) if no such amount is set forth or no Debt Agreement is then in effect, an amount agreed to by Trans Leasing and TLFC as reflecting the fair market value therefor, determined on the same basis as the purchase price for sales of Purchased Leases and Additional Leases has been determined hereunder, provided, the Warranty Purchase Price for any such Lease and related Equipment determined pursuant to this clause (b) shall not exceed the value ascribed thereto at the time of the contribution or sale thereof by Trans Leasing to TLFC as described herein.

    1.02 Other Definitional Provisions.

         (a) Terms used in Related Documents. Each term defined in this Agreement will have the meaning assigned to such term in this Agreement when used in any certificate or other document made or delivered pursuant to this Agreement, unless such term is otherwise defined therein.

         (b) Accounting Terms. As used in this Agreement, accounting terms which are not defined in Section 1.01 have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement. To the extent that the definitions of accounting terms in this Agreement are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement will control.

         (c) "Hereof," etc. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement will refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement, unless otherwise specified.

         (d) Number and Gender. Each defined term used in this Agreement has a comparable meaning when used in its plural or singular form. Each gender-specific term used in this Agreement has a comparable meaning whether used in a masculine, feminine or gender-neutral form.

         (e) Including. Whenever the term "including" (whether or not that term is followed by the phrase "but not limited to" or "without limitation" or words of similar effect) is used in this Agreement in connection with a listing of items within a particular classification, that list will be interpreted to be illustrative only and will not be interpreted as a limitation on, or an exclusive list of, the items within that classification.


                            ARTICLE II

             ISSUANCE OF STOCK BY TLFC; CONTRIBUTION
        OF CONTRIBUTED ASSETS; SALE OF PURCHASED ASSETS;
                    SALE OF ADDITIONAL ASSETS

    2.01 Issuance of Common Stock by TLFC.  On the Closing
Date, TLFC will issue to Trans Leasing the Common Stock.  Such
Common Stock will be issued in the name of and delivered to Trans
Leasing.

    2.02 Required Capital Contribution and Sale of Purchased
Assets.

         (a) Contribution. In return for the Common Stock, as of the Closing Date, Trans Leasing will make a capital contribution (the "Required Capital Contribution") to TLFC of the Contributed Assets, and Trans Leasing will deliver to TLFC an executed assignment substantially in the form of Exhibit A attached hereto. The Required Capital Contribution will be without recourse to Trans Leasing, subject to the obligations of Trans Leasing pursuant to Section 3.03.

         (b) Sale. For a purchase price of $60 million in cash, on the Closing Date, Trans Leasing will sell to TLFC the Purchased Assets and will deliver to TLFC an executed assignment substantially in the form of Exhibit B attached hereto. Except for the obligations of Trans Leasing pursuant to Section 3.03, the sale of the Purchased Assets will be without recourse to Trans Leasing.

         (c) Recordation. In connection with the Required Capital Contribution and sale of the Purchased Assets, Trans Leasing agrees to record and file at its own expense financing statements and continuation statements with respect to the Leases meeting the requirements of applicable state law, in such manner and in such jurisdictions as are necessary to perfect and to maintain the perfection of the contributions and sales of the Leases and Trans Leasing's interests in the related Equipment contributed or sold by Trans Leasing to TLFC as described in this Section 2.02, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to TLFC (and copies to the Lender) promptly after the Closing Date, provided, however, that (i) the Lease Files for the Leases will not be physically delivered to TLFC but instead will be held by the Servicer pursuant to the Servicing Agreement, (ii) Trans Leasing will not be required to file any financing or continuation statements with respect to the Equipment in any jurisdiction other than the Filing Locations and (iii) Trans Leasing will not be required to cause the title to any Equipment consisting of motor vehicles to be marked to indicate the transfer from Trans Leasing to TLFC or the security interest of the Secured Party therein.

         (d) Marking of Lease Management System. In connection with the Required Capital Contribution and sale of the Purchased Assets, Trans Leasing will, for the benefit of TLFC and any Secured Party, at its own expense, cause the Lease Management System to be marked to show that the Contributed Assets and the Purchased Assets have been contributed and sold to TLFC in accordance with this Agreement and pledged to Lender under the Credit Agreement, on or prior to the Closing Date.

    2.03 Contribution or Sale of Additional Assets.

         (a) Additional Sales and Contributions. From time to time after the date hereof, TLFC may request to purchase additional assets from Trans Leasing. If Trans Leasing so agrees to sell any additional assets, the purchase price thereof shall be an amount agreed to by Trans Leasing and TLFC and shall be no less than the fair market value of such assets as then determined, including consideration of then current interest rates. From time to time after the date hereof, in connection with a sale of Additional Assets or otherwise, Trans Leasing may contribute to TLFC as an additional contribution to capital, Additional Assets. The date on which any such sale or contribution of any Additional Assets to be purchased by TLFC takes place is herein referred to as an "Addition Date". The purchase price for any Additional Assets to be purchased by TLFC will be payable by TLFC on the related Addition Date in cash. On each Addition Date, Trans Leasing will deliver to TLFC an executed assignment substantially in the form of Exhibit C attached hereto together with a schedule identifying each lease included in the Additional Assets (an "Additional Lease Schedule"). Except for the obligations of Trans Leasing pursuant to Section 3.03, the sale and contribution of the Additional Assets will be without recourse to Trans Leasing.

         (b)   Recordation.  In connection with any
  contribution or sale of Additional Assets, Trans Leasing agrees to record and file at its own expense financing statements and continuation statements with respect to the related Additional Leases meeting the requirements of applicable state law, in such manner and in such jurisdictions as are necessary to perfect and to maintain the perfection of the contributions and sales of the Additional Leases and Trans Leasing's interests in the related Equipment contributed or sold by Trans Leasing to TLFC as described in this Section 2.03, and to deliver a file-stamped copy of such financing statements or other evidence of such filings to TLFC (and copies to the Secured Party) promptly after the applicable Addition Date, provided, however, that (i) the Lease Files for such Additional Leases will not be physically delivered to TLFC but instead will be held by the Servicer pursuant to the Servicing Agreement, (ii) Trans Leasing will not be required to file any financing or continuation statements with respect to the Equipment in any jurisdiction other than the Filing Locations and (iii) Trans Leasing will not be required to cause the title to any Equipment consisting of motor vehicles to be marked to indicate the transfer from Trans Leasing to TLFC or the security interest of the Secured Party therein.

         (c) Marking of Lease Management System. In connection with any contribution or sale of Additional Assets, Trans Leasing will, at its own expense, cause the Lease Management System to be marked to show that such Additional Assets have been contributed or sold to TLFC in accordance with this Agreement, on or prior to the applicable Addition Date.

    2.04 Custody of Lease Files. In connection with the contribution and sale of the Assets, Trans Leasing, in its capacity as the Servicer pursuant to the Servicing Agreement, will retain custody of the Lease Files and any related evidence of insurance and payments.


                           ARTICLE III

                  REPRESENTATIONS AND WARRANTIES

    3.01 Representations and Warranties of Trans Leasing.
Trans Leasing makes the following representations and warranties for the benefit of TLFC and any Secured Party, on which TLFC relies in issuing the Common Stock and accepting the contribution of the Contributed Assets and any Additional Assets and purchasing the Purchased Assets and any Additional Assets. Unless otherwise indicated, such representations and warranties, with respect to the Contributed Assets and the Purchased Assets, speak as of the Closing Date and, with respect to any Additional Assets, as of the related Addition Date, but in each case will survive the contribution and sale of the Assets to TLFC, and the grant of a security interest therein to any Secured Party.

         (a) Representations and Warranties with respect to the Assets. As to the Assets:

                           (i)    the information with respect to the Leases
  and the Equipment in the Contributed Lease Schedule, the Purchased Lease Schedule or any Additional Lease Schedule, as the case may be, is true and correct in all material respects;

                          (ii) no provision of any Lease has been waived, altered or modified in any respect, except by an instrument or document contained in the related Lease File and except with respect to the deferral of one scheduled lease payment on each Lease to the end of the term of such Lease;

                         (iii) each Lease is a valid and binding payment obligation of the related Lessee and is enforceable in accordance with its terms, except as such enforceability may be limited by (A) applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and (B) general principles of equity (whether considered in a suit at law or in equity);

                          (iv) the Leases are not and will not be subject to rights of rescission, setoff, counterclaim or defense;

                           (v)    the Leases, at the time they were made,
  did not violate applicable state or federal laws;

                          (vi) each Lease contains provisions requiring the Lessee to assume all risk of loss or malfunction of the related Equipment;

                         (vii) all action will have been taken by Trans Leasing to transfer all its right, title and interest in, to and under the Leases and the related Equipment to TLFC;

                        (viii) each party to a Lease had the authority and legal capacity to execute such Lease at the time that it did so;

                          (ix)    no Asset has been sold, transferred,
  assigned or pledged by Trans Leasing to any Person (other than TLFC), and immediately prior to contributing or selling such Asset to TLFC, Trans Leasing is the sole owner of, and holder of title to, the Leases, the Equipment (or a security interest therein) and the other Assets free and clear of any Liens
  (except for the interests of Lessees under the Leases), and immediately following the transfer by Trans Leasing to TLFC of the Assets, the Assets will be free and clear of all Liens
  (except for the interests of Lessees under the Leases);

                           (x)    no Lease requires the substitution,
  addition or exchange of any item of Equipment which would result in any reduction of the Scheduled Lease Payments pursuant to such Lease;

                          (xi) there is only one secured party's original of each Lease that constitutes "chattel paper" for purposes of the UCC and such original has not been delivered to any Person other than the Secured Party or the Servicer pursuant to the Servicing Agreement;

                         (xii) Trans Leasing has duly fulfilled in all material respects all obligations on its part in connection with the Leases and has done nothing to materially impair the rights of TLFC and the Secured Party in the Leases or the proceeds with respect thereto;

                        (xiii) to the best of Trans Leasing's knowledge, no proceedings or investigations are pending or have been threatened asserting the invalidity of any Lease or seeking any determination or ruling that might adversely and materially affect the validity or enforceability of any Lease;

                         (xiv) all filings necessary to evidence the contribution and sale of the Leases to TLFC have been made in all appropriate jurisdictions;

                          (xv)    none of the Lessees are, to Trans
  Leasing's knowledge, the subject of bankruptcy or other insolvency proceedings;

                         (xvi) each Lessee's billing address is in the United States;

                        (xvii) all payments under the Leases are required to be made in United States dollars;

                       (xviii)    the substance of each Lease is
  substantially similar to one of the forms of Lease in Exhibit D attached hereto, except that any guaranty provision may have been varied or deleted; provided that any such variation or deletion will not cause any representation herein with respect to such Lease to be untrue and will not reasonably be expected to adversely affect the transactions contemplated by this Agreement and the Credit Agreement;

                         (xix) each of the Leases satisfies the criteria set forth on the Lease Criteria Schedule attached hereto (as such schedule may be amended by Trans Leasing and TLFC from time to time to reflect the criteria required by any then applicable Debt Agreement);

                          (xx) the Contributed Lease Schedule is a true and complete list of all Contributed Leases, the Purchased
  Lease Schedule is a true and complete list of all Purchased
  Leases and each Additional Lease Schedule will be a true and complete list of all Additional Leases to be transferred on the related Addition Date, in each case identified by, among other things, its Lease Number, its original Equipment cost, the effective date of such Lease, the original term of such Lease, and the amount of Scheduled Lease Payments pursuant to such Lease, in each case as of the Cut-Off Date or the related
  Additional Cut-Off Date, as appropriate; and

                         (xxi) (A) as of the Closing Date, the Purchased Leases and the Contributed Leases satisfy, as of the Cut-Off
  Date, the criteria set forth on the Specified Portfolio
  Characteristics Schedule attached hereto, (B) as of any Addition Date, the addition of the related Additional Leases does not cause any of the criteria set forth on the attached
  Specified Portfolio Characteristics Schedule attached hereto
  (as such schedule may be amended by Trans Leasing and TLFC from time to time to reflect the criteria required by any then applicable Debt Agreement) not to be satisfied as of the related Additional Cut-Off Date or, if any of such criteria are not satisfied as of the first day of the month in which the related Addition Date occurs (without giving effect to the addition of such Additional Leases), such addition does not increase the amount by which such criteria are not satisfied
  (in each case, based on the characteristics of such Additional
  Leases as of the related Additional Cut-Off Date) and (C) if so agreed by Trans Leasing and TLFC at such time, as of any Addition Date (or other specified date), the Leases, as of the related Additional Cut-Off Date (or other specified date), satisfy such criteria.

         (b)   Representations and Warranties as to Trans
  Leasing.  As to Trans Leasing:

                           (i)    Organization and Good Standing.  Trans
  Leasing is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted;

                          (ii)    Due Qualification.  Trans Leasing is
  qualified to do business as a foreign corporation, is in good standing, and has obtained all licenses and approvals required under the laws of, all states in which the ownership of its property or the conduct of its business requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved, would not, in the aggregate, materially and adversely affect the ability of Trans Leasing to comply with this Agreement;

                         (iii) Power and Authority. Trans Leasing has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and Trans Leasing has duly authorized the execution, delivery, and performance of this Agreement by all requisite corporate action;

                          (iv)    Valid Contribution and Sale; Binding
  Obligations.  The contribution and sale of the Contributed
  Assets and the Purchased Assets constitute, and each contribution and sale of any Additional Assets, will constitute, a legal and valid contribution, assignment, transfer and conveyance to TLFC of all right, title, and interest of Trans Leasing in, to and under such Assets, and such Assets will be held by TLFC free and clear of any Lien of any Person claiming through or under Trans Leasing, except for Liens permitted under, or to be created by, any Debt
  Agreement; and this Agreement constitutes a legal, valid, and binding obligation of Trans Leasing, enforceable against Trans Leasing in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights generally and (ii) general principles of equity (whether considered in a suit at law or in equity);

                           (v)    No Violation.  The consummation of the
  transactions contemplated by, and the performance of the terms of, this Agreement by Trans Leasing (with or without the giving of any notice or the lapse of time) will not (after giving effect to all consents and waivers received on or prior to the date hereof or the Addition Date, as the case may be);

    (A) conflict with, result in any breach of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of Trans Leasing, or any material term of any material indenture, agreement, mortgage, deed of trust, or other instrument to which Trans Leasing is a party or by which it is bound;

    (B) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement); or

    (C)  violate any legal requirement applicable to Trans
         Leasing or any of its properties in any manner;

  which conflict, breach, default, Lien or violation would have a material and adverse effect on the ability of Trans Leasing to comply with this Agreement;

                          (vi)    No Consent.  No consent, approval,
  authorization, order, registration, filing, qualification, license or permit of or with any Governmental Authority having jurisdiction over Trans Leasing or any of its properties or assets is required to be obtained by or with respect to Trans
  Leasing in connection with the execution, delivery and performance by Trans Leasing of this Agreement and the consummation of the transactions contemplated herein;

                         (vii) No Proceedings. There are no proceedings or investigations pending, or, to the best of Trans Leasing's knowledge, threatened, before any Governmental Authority
  (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that might (in the reasonable judgment of Trans Leasing) materially and adversely affect the performance by Trans Leasing of its obligations under, or the validity or enforceability of, this Agreement;

                        (viii)    Insolvency.  Trans Leasing is not
  insolvent and will not be rendered insolvent by the consummation of the transactions contemplated by this Agreement;

                          (ix)    Principal Place of Business.  Trans
  Leasing's principal place of business and chief executive office are in the State of Illinois, County of Cook;

                           (x)    Ability to Perform.  At the date hereof,
  Trans Leasing does not believe, nor does it have any reasonable cause to believe, that it cannot perform each and every covenant contained in this Agreement;

                          (xi) Fair Consideration. The consideration received by Trans Leasing in exchange for the transfer of the Assets on the date hereof and on each Addition Date is fair consideration having value equivalent to or in excess of the value of the Assets transferred on each such date;

                         (xii) Bulk Transfer Provisions. The sale, transfer, assignment and conveyance of the Leases and its interests in the related Equipment by Trans Leasing described in this Agreement is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction; and

                        (xiii) Transfer Taxes. The sale, transfer, assignment and conveyance of the Assets by Trans Leasing described in this Agreement will not result in the imposition of any tax Lien or any liability of TLFC for any tax on such sale, transfer, assignment and conveyance.

                         (xiv) Common Stock. Trans Leasing will own all of the Common Stock free and clear of all mortgages, assignments, pledges, security interests, warrants, options and rights to purchase.

    3.02 Representations and Warranties of TLFC. TLFC makes the following representations and warranties on which Trans Leasing relies in making the Required Capital Contribution, selling the Purchased Assets and contributing and selling any Additional
Assets. Such representations and warranties speak as of the Closing Date and each Addition Date, but will survive the contribution and sale of the Assets to TLFC.

         (a)   Organization and Good Standing.    TLFC is a
  corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, with all requisite corporate power and authority to own its properties and to conduct its business as presently conducted and to enter into and perform its obligations under this Agreement;

         (b) Due Qualification. TLFC is qualified to do business as a foreign corporation, is in good standing, and has obtained all licenses and approvals required under the laws of, all states in which the ownership or lease of its property or the conduct of its business requires such qualification, standing, license or approval, except to the extent that the failure to so qualify, maintain such standing or be so licensed or approved would not, in the aggregate, materially and adversely affect the ability of TLFC to perform its obligations under this Agreement;

         (c) Power and Authority. TLFC has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; and TLFC has duly authorized the execution, delivery, and performance of this Agreement by all requisite corporate action;

         (d)   Binding Obligations.  This Agreement
  constitutes a legal, valid, and binding obligation of TLFC, enforceable in accordance with its terms, except as such enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws now or hereafter in effect affecting the enforcement of creditors' rights generally and (ii) general principles of equity (whether considered in a suit at law or in equity);

         (e)   No Violation.  The consummation of the
  transactions contemplated by, and the fulfillment of the terms of this Agreement, by TLFC (with or without the giving of any notice or the lapse of time) will not
                           (i)    conflict with, result in any breach of any
  of the terms and provisions of, or constitute a default under, the certificate of incorporation or by-laws of TLFC, or any material term of any material indenture, agreement, mortgage, deed of trust, or other instrument to which TLFC is a party or by which it is bound;

                          (ii) result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust, or other instrument (other than this Agreement); or

                         (iii) violate any legal requirement applicable to TLFC or any of its properties in any manner;

which conflict, breach, default, Lien or violation would have a material and adverse effect on the ability of TLFC to comply with this Agreement;

         (f) Common Stock. Upon the issuance of the Common Stock to Trans Leasing in accordance with the terms of this Agreement, Trans Leasing will be the registered owner of all the issued and outstanding capital stock of TLFC, and the Common Stock will be validly issued, fully paid and nonassessable and owned of record by Trans Leasing, free and clear of all mortgages, assignments, pledges, security interests, warrants, options and rights to purchase; and

         (g) Places of Business. TLFC's sole places of business and offices are located in Northbrook, Illinois and Wilmington, Delaware.

    3.03 Purchase of Leases and Equipment by Trans Leasing.
In the event of discovery at any time that a representation or warranty set forth in Section 3.01 is untrue in any respect, the Secured Party or TLFC may by written notice direct Trans Leasing to purchase each Lease materially and adversely affected by such untruth, and all related Equipment, on or prior to the thirtieth day after such notice is received by Trans Leasing (or such later date as the Secured Party may specify), and Trans Leasing will purchase each such Lease and the related Equipment, for the Warranty Purchase Price, on or prior to such thirtieth (or later) day; provided that Trans Leasing will not be required to purchase any such Lease (or the related Equipment) if prior to such thirtieth (or later) day (i) such untruth has been cured with respect to such Lease in all material respects and (ii) Trans Leasing delivers to the Secured Party and TLFC a certificate of a Responsible Officer to that effect. In consideration for the purchase of any such Lease and the related Equipment, Trans Leasing will remit the Warranty Purchase Price to the Servicer for allocation of such Warranty Purchase Price pursuant to the terms of the Debt Agreement or, if not required to be so remitted by any Debt Agreement, will remit the Warranty Purchase Price to TLFC. It is understood and agreed that in the event that any representation or warranty set forth in Section 3.01 is untrue, the purchase of any affected Lease and Equipment subject to such Lease as provided in this Section 3.03 and the indemnification provided in Section
3.04 will constitute the only remedies available to TLFC and the Secured Party in respect of such untruth.

    3.04 Indemnification. In addition to any remedy pursuant to Section 3.03, Trans Leasing agrees to indemnify, defend and hold TLFC harmless from and against any out of pocket expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which TLFC may become subject insofar as such expense arises solely out of or is based solely upon the untruth of any representation or warranty of Trans Leasing set forth in Section 3.01. The obligations of Trans Leasing under this Section 3.04 will be considered to have been relied upon by TLFC and will survive the execution, delivery, and performance of this Agreement regardless of any investigation made by TLFC or on its behalf.


                            ARTICLE IV

               COVENANTS OF TRANS LEASING AND TLFC

    4.01 Trans Leasing Covenants. Trans Leasing covenants and agrees with TLFC as follows for the benefit of TLFC and any Secured Party:

         (a) Merger, Consolidation or Assumption of the Obligations of Trans Leasing. Any Person (i) into which Trans Leasing may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which Trans Leasing is a party, or (iii) succeeding to the business of Trans Leasing substantially as a whole, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of Trans Leasing under this Agreement, will be the successor to Trans Leasing under this Agreement, without the execution or filing of any document or any further act on the part of Trans Leasing, TLFC or such Person, anything in this Agreement to the contrary notwithstanding; provided, however, that (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.01 will have been breached, (y) Trans Leasing will have delivered to TLFC a certificate of a Responsible Officer and an Opinion of Counsel each stating that such consolidation, merger, or succession and such agreement of assumption comply with this
  Section 4.01(a) and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (z) Trans Leasing will have delivered an Opinion of Counsel either (1) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto that are necessary fully to preserve and protect the interests of TLFC in the Leases have been executed and filed or (2) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

         (b) Limitation of Liability of Trans Leasing and Others. Trans Leasing and any director, officer, employee or agent of Trans Leasing may rely in good faith on any document of any kind submitted by any Person respecting any matters arising under this Agreement as being prima facie properly executed. Other than in its capacity as the Servicer pursuant to the Servicing Agreement, Trans Leasing will not be under any obligation to appear in, prosecute, or defend any legal action in any way relating to the Assets that is not incidental to its obligations as the contributor and seller of the Assets under this Agreement and that in its opinion may cause it to incur any expense or liability.

         (c)   Preservation of Security Interest.  Trans
  Leasing will execute and file such continuation statements and any other documents requested by TLFC to be filed or which may be required to be filed by any legal requirement to preserve fully and protect the interest of TLFC in, to and under the Assets; provided, however, that Trans Leasing will not be required to deliver physical possession of the Lease Files to TLFC and may retain possession of the Lease Files in its capacity as the Servicer.

         (d) Preservation of Name and Office. Unless Trans Leasing provides not less than thirty days prior written notice to TLFC and files such amendments to any previously filed financing or continuation statements as TLFC may require, Trans Leasing will not (i) change the location of its principal executive office, (ii) change its name, identity or corporate structure in any manner which would make any financing statement or continuation statement filed by Trans Leasing in accordance with this Agreement seriously misleading within the meaning of Article 9-402(7) of the UCC or
  (iii) delete or otherwise modify the marking of the Lease Management System referred to in Section 2.02(d) or Section 2.03(c) of this Agreement or the Servicing Agreement.

         (e) Obligations with Respect to Leases; Defense of Assets. Trans Leasing will do nothing to impair the rights of TLFC in the Leases or the Equipment except as it is expressly permitted to do so in its capacity as the Servicer in accordance with the terms of the Servicing Agreement, and Trans Leasing will defend the interests of TLFC in the Assets contributed and sold hereby against all claims of third parties claiming through or under Trans Leasing.

         (f) Compliance with Law. Trans Leasing will comply, in all material respects, with all legal requirements applicable to Trans Leasing with respect to the Assets; provided, however, that Trans Leasing may contest any such legal requirement in any reasonable manner which will not materially and adversely affect the rights of TLFC or the Secured Party in the Assets or the value thereof.

         (g) Notification of Breach. Trans Leasing will advise TLFC, the Servicer (if Trans Leasing is not the Servicer) and the Secured Party, in reasonable detail, of the occurrence of any breach by Trans Leasing of any of its representations, warranties and covenants contained herein, promptly after it becomes aware of any such breach.

         (h)   Servicing Agreement.  On or before the Closing
  Date, Trans Leasing will enter into the servicing agreement, to be dated as of the date hereof with TLFC and the Lender.

         (i) Further Assurances. Trans Leasing will make, execute or endorse, acknowledge and file or deliver to TLFC from time to time such schedules, confirmatory assignments, conveyances, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Assets and other rights covered by this Agreement as TLFC may request and reasonably require.

         (j) Indemnification. Trans Leasing agrees to indemnify, defend and hold TLFC harmless from and against any and all loss, liability, damage, judgment, claim, deficiency, or expense (including interest, penalties, reasonable attorneys' fees and amounts paid in settlement) to which TLFC may become subject insofar as such loss, liability, damage, judgment, claim, deficiency, or expense arises out of or is based upon a breach by Trans Leasing of its covenants contained in this Section 4.01. The obligations of Trans Leasing under this Section 4.01(j) will be considered to have been relied upon by TLFC and will survive the execution, delivery, and performance of this Agreement regardless of any investigation made by TLFC or on its behalf.

         (k)   Insurance Premiums.      With respect to any
  Lease on which the related Lessee pays insurance premiums directly to Trans Leasing (or such premiums are otherwise included in the Scheduled Lease Payments under such Lease), until such Lease expires, otherwise terminates, is repurchased under Section 3.03 hereof or is charged-off as uncollectible, Trans Leasing shall pay the insurance premiums required to maintain the insurance on the related Equipment required by such Lease.

    4.02 TLFC Covenants. TLFC covenants and agrees with Trans Leasing not to disclose to any Person (except the Secured Party and the holders of any indebtedness issued under any Debt Agreement) any of the information contained in the Lease Management System, the Lease Files, the Contributed Lease Schedule, the Purchased Lease Schedule or any Additional Lease Schedule, except as required upon the appointment of a successor Servicer pursuant to the Servicing Agreement or by any legal requirement. TLFC agrees to take such measures as Trans Leasing reasonably requests to protect and maintain the security and confidentiality of such information and, in connection therewith, will allow Trans Leasing to inspect the applicable security and confidentiality arrangements during normal business hours. TLFC will provide Trans Leasing written notice not less than five Business Days prior to any disclosure which TLFC proposes to make in accordance with this
Section 4.02.

    4.03 Grant of Security Interest. Trans Leasing understands that TLFC intends to grant a security interest in the Assets to the Lender pursuant to the Credit Agreement and may from time to time hereafter grant a security interest therein to another Secured Party under another Debt Agreement. Trans Leasing consents to the assignment of all or any portion of this Agreement by TLFC to the Lender and any such Secured Party. Trans Leasing agrees that the Lender or any such Secured Party (or, in each case, the Servicer on its behalf) may exercise the rights of TLFC hereunder and will be entitled to all of the benefits of TLFC hereunder to the extent provided in the Credit Agreement or the related Debt Agreement, as applicable.


                            ARTICLE V

                       CONDITIONS PRECEDENT

    5.01 Conditions to TLFC's Obligations. The obligations of TLFC to accept the Required Capital Contribution and issue the Common Stock on the Closing Date and to purchase the Purchased Assets on the Closing Date and to accept and/or purchase, as the case may be, any Additional Assets on the related Addition Date are subject to the satisfaction or waiver of the following conditions as of such Closing Date or Addition Date, as applicable:

         (a)   Representations and Warranties.  All
  representations and warranties of Trans Leasing contained in this Agreement will be true and correct in all material respects as of the Closing Date and such Addition Date (except as otherwise specified herein), as if each such representation or warranty were made as of the Closing Date or such Addition Date;

         (b) Other Information. All information concerning the Assets provided to TLFC will be true and correct as of the Cut-Off Date or the related Additional Cut-Off Date, as applicable, in all material respects;

         (c)   Obligations.  Trans Leasing will have
  performed in all material respects all obligations required to be performed by Trans Leasing on or prior to the Closing Date or the related Addition Date, as applicable, pursuant to the provisions of this Agreement; and

         (d) Corporate Proceedings. All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement will be satisfactory in form and substance to TLFC, and TLFC will have received from Trans Leasing such copies of documents (including records of corporate proceedings) relevant to the transactions herein contemplated as TLFC may reasonably have requested.

    5.02 Conditions to Trans Leasing's Obligations. The obligations of Trans Leasing to make the Required Capital
Contribution and sell the Purchased Assets on the Closing Date, and to contribute or sell any Additional Assets as of any Addition
Date, will be subject to the satisfaction or waiver of the following conditions as of the Closing Date or such Addition Date, as applicable:

         (a)   Representations and Warranties.  All
  representations and warranties of TLFC contained in this Agreement will be true and correct in all material respects as of the Closing Date or such Addition Date (except as otherwise specified herein), as if each such representation or warranty were made as of the Closing Date or such Addition Date;

         (b) Corporate Proceedings. All corporate and legal proceedings and all instruments in connection with the transactions contemplated by this Agreement will be satisfactory in form and substance to Trans Leasing, and Trans Leasing will have received from TLFC such copies of documents (including records of corporate proceedings) relevant to the transactions herein contemplated as Trans Leasing may reasonably have requested; and

         (c)   Issuance of Common Stock.  The issuance of the
  Common Stock pursuant to this Agreement will have been validly authorized as of the Closing Date.


                            ARTICLE VI

                           TERMINATION

    6.01 Termination. The respective obligations and responsibilities of Trans Leasing and TLFC created by this Agreement will terminate upon the last to occur of (i) the maturity or other liquidation of all Leases and (ii) the termination of all Debt Agreements.

    6.02 Effect of Termination. No termination, rejection or failure to assume the executory obligations of this Agreement in the bankruptcy of Trans Leasing or TLFC will be deemed to impair or affect the obligations pertaining to any executed contribution, executed sale or executed obligations, including breaches of representations and warranties by Trans Leasing or TLFC prior to termination. Without limiting the foregoing, prior to termination, the failure of Trans Leasing to pay a Warranty Purchase Price will not render such contribution, sale or obligations executory and the continued respective duties of Trans Leasing and TLFC pursuant to
Article IV will not render an executed sale or contribution executory.


                           ARTICLE VII

                     MISCELLANEOUS PROVISIONS

    7.01 Amendment. This Agreement may be amended only by written agreement of TLFC, Trans Leasing and the Secured Party.

    7.02 Governing Law. This Agreement will be governed by and construed in accordance with the domestic laws of the State of Illinois, without giving effect to any choice of law or conflict provision or rule (whether of the State of Illinois or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Illinois. In furtherance of the foregoing, the internal law of the State of Illinois will control the interpretation and construction of this Agreement, even in the event that under such jurisdiction's choice of law or conflict of law analysis the substantive law of some other jurisdiction would ordinarily apply.

    7.03 Notice. Except as otherwise provided in this Agreement, any notice or other communication herein required or permitted to be given will be in writing and may be delivered in person, with receipt acknowledged, or sent by United States mail, registered or certified, return receipt requested, or by Federal Express or other nationally recognized overnight courier service, postage prepaid and confirmation of receipt requested, and addressed as follows (or at such other address as may be substituted by notice given as herein provided):

    If to TLFC:

               TL Lease Funding Corp. IV
               1209 Orange Street
               Wilmington, Delaware 19801

               with a copy (which copy will
               not constitute notice to
               TLFC) to:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, IL  60601
               Attention:  Kenneth P. Morrison

    If to Trans Leasing:

               Trans Leasing International, Inc.
               3000 Dundee Road
               Northbrook, IL  60062
               Attention:  Chief Financial Officer

               with a copy (which copy will not constitute notice to Trans Leasing) to:

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, IL  60601
               Attention:  Kenneth P. Morrison

Every notice, demand, request, consent, approval, declaration or other communication hereunder will be deemed to have been duly given or served on the date on which the same will have been personally delivered, with receipt acknowledged, three (3) Business Days after the same will have been deposited in the United States mail or on the next succeeding Business Day if the same has been sent by Federal Express or other nationally recognized overnight courier service. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies will in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

    7.04 Severability of Provisions. If any covenant, agreement, provision, or term of this Agreement is held invalid for any reason whatsoever, then such covenant, agreement, provision, or term will be deemed severable from the remaining covenants, agreements, provisions, and terms of this Agreement and will in no way affect the validity or enforceability of the other provisions of this Agreement.

    7.05 Assignment. This Agreement may not be assigned by Trans Leasing, except as provided in Section 4.01(a) above, without the prior written consent of TLFC and the Secured Party; and TLFC may collaterally assign its rights under this Agreement to the Lender pursuant to the Credit Agreement and to the Secured Party under any related Debt Agreement, but, in all other cases this Agreement may not be assigned by TLFC without the prior written consent of Trans Leasing and the Secured Party.

    7.06 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of TLFC or Trans Leasing, any right, remedy, power or privilege under this Agreement will operate as a waiver of such right, remedy, power or privilege; nor will any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise of such right, remedy, power or privilege. The rights, remedies, powers and privileges provided under this Agreement are cumulative and not exhaustive of any other rights, remedies, powers and privileges provided by law.

    7.07 Counterparts. This Agreement may be executed in two or more counterparts (and by different parties on separate counterparts), each of which will be an original, but all of which will constitute one and the same instrument.

    7.08 Binding Effect; Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon Trans Leasing, TLFC, their respective successors and permitted assigns and will also, to the extent expressly provided in Section 4.03 or elsewhere in this Agreement, inure to the benefit of the Servicer and the Secured Party. Except as otherwise provided in this Agreement, no other Person will have any right or obligation pursuant to this Agreement.

    7.09 Merger and Integration. Except as specifically stated otherwise in this Agreement, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement.

    7.10 Headings. The headings used in this Agreement are for purposes of reference only and will not otherwise affect the meaning or interpretation of any provision of this Agreement.

    7.11 Schedules and Exhibits. The Schedules and Exhibits constitute a part of this Agreement and are incorporated into this Agreement for all purposes.


                    *     *     *     *     *

    Trans Leasing and TLFC have caused this Contribution and Sale Agreement to be duly executed by their respective officers as of the day and year written above.

                                  TRANS LEASING INTERNATIONAL, INC.


                                  By: ____________________________

                                  Name: __________________________

                                  Title: _________________________



                                  TL LEASE FUNDING CORP. IV


                                  By: ___________________________

                                  Name: _________________________

                                  Title: ________________________

                                                        EXHIBIT A



       FORM OF ASSIGNMENT FOR REQUIRED CAPITAL CONTRIBUTION



    For value received, in accordance with the Contribution and Sale Agreement dated as of April 18, 1995 (the "Sale Agreement"), between Trans Leasing International, Inc., a Delaware corporation ("Trans Leasing"), and TL Lease Funding Corp. IV, a Delaware corporation ("TLFC"), Trans Leasing does hereby sell, assign, transfer and otherwise convey unto TLFC, without recourse, the Contributed Assets.

    It is the intention of Trans Leasing and TLFC that the sales, transfers, assignments and conveyances contemplated by this Assignment constitute a contribution of the property described herein and in the Sale Agreement from Trans Leasing to TLFC and the beneficial interest in and title to such property will not be part of Trans Leasing's estate in the event of the filing of a bankruptcy petition by or against Trans Leasing under any bankruptcy law.

    This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Sale Agreement and is to be governed by the Sale Agreement.

    Capitalized terms used herein and not otherwise defined will have the meanings assigned to them in the Sale Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of April 18, 1995.



                                TRANS LEASING INTERNATIONAL, INC.



                                By: _____________________________

                                Name: ___________________________

                                Title: __________________________

                                                        EXHIBIT B



             FORM OF ASSIGNMENT FOR PURCHASED ASSETS



    For value received, in accordance with the Contribution and Sale Agreement dated as of April 18, 1995 (the "Sale Agreement"), between Trans Leasing International, Inc., a Delaware corporation ("Trans Leasing"), and TL Lease Funding Corp. IV, a Delaware corporation ("TLFC"), Trans Leasing does hereby sell, assign, transfer and otherwise convey unto TLFC, without recourse, the Purchased Assets.

    It is the intention of Trans Leasing and TLFC that the sales, transfers, assignments and conveyances contemplated by this Assignment constitute a sale of the property described herein and in the Sale Agreement from Trans Leasing to TLFC and the beneficial interest in and title to such property will not be part of Trans Leasing's estate in the event of the filing of a bankruptcy petition by or against Trans Leasing under any bankruptcy law.

    This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Sale Agreement and is to be governed by the Sale Agreement.

    Capitalized terms used herein and not otherwise defined will have the meanings assigned to them in the Sale Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of April 18, 1995.



                                TRANS LEASING INTERNATIONAL, INC.



                                By: _____________________________

                                Name: ___________________________

                                Title: __________________________

                                                        EXHIBIT C


             FORM OF ASSIGNMENT FOR ADDITIONAL ASSETS


    For value received, in accordance with the Contribution and Sale Agreement dated as of ___________, 1995 (the "Sale Agreement"), between Trans Leasing International, Inc., a Delaware corporation ("Trans Leasing"), and TL Lease Funding Corp. IV, a Delaware corporation ("TLFC"), Trans Leasing does hereby sell, assign, transfer and otherwise convey unto TLFC, without recourse,
(i) the Additional Leases listed on the Additional Lease Schedule attached hereto (including Trans Leasing's obligations under the Additional Leases) and all monies due or to become due thereunder after [__________], (ii) the related Equipment (other than any licensed products that may accompany any of such Equipment), (iii) the Lease Files for such Leases, (iv) any Insurance Policies and the related Insurance Proceeds with respect to such Leases and (v) all income and proceeds relating to the foregoing (collectively, the "Additional Assets").

    It is the intention of Trans Leasing and TLFC that the sales, transfers, assignments and conveyances contemplated by this Assignment constitute a contribution and/or sale of the property described herein and in the Sale Agreement from Trans Leasing to TLFC and the beneficial interest in and title to such property will not be part of Trans Leasing's estate in the event of the filing of a bankruptcy petition by or against Trans Leasing under any bankruptcy law.

    This Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Sale Agreement and is to be governed by the Sale Agreement.

    Capitalized terms used herein and not otherwise defined will have the meanings assigned to them in the Sale Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Assignment to be duly executed as of [____ __], 199[_].



                                TRANS LEASING INTERNATIONAL, INC.



                                By: _____________________________

                                Name: ___________________________

                                Title: __________________________

                                                        EXHIBIT D



                          FORMS OF LEASE

                          See Attached.

                          CONTRIBUTED LEASE SCHEDULE

                          See Attached.

                          PURCHASED LEASE SCHEDULE

                          See Attached.

                     LEASE CRITERIA SCHEDULE 1


  1.     As of the Cut-Off Date or the applicable Additional Cut-
Off Date, as the case may be, the remaining term of each Lease is between 6 months and 66 months; provided that there is no Lease with a term that extends beyond June 30, 2000.

  2. As of the Cut-Off Date or the applicable Additional Cut-Off Date, as the case may be, no unpaid Scheduled Lease Payment pursuant to any Lease has been due and payable for more than 30 days (other than due to administrative delays, such as initial billings) and Trans Leasing has received at least one Scheduled Lease Payment on each Lease.

        SPECIFIED PORTFOLIO CHARACTERISTICS SCHEDULE *1


     1. With respect to any Lessee, the aggregate Discounted Lease Balance of all Leases of such Lessee does not exceed 0.75% of the Aggregate Discounted Lease Balance.

     2. The sum of the Discounted Lease Balances of the 25 Leases with the greatest Discounted Lease Balance does not exceed 10% of the Aggregate Discounted Lease Balance.

     3. The sum of the Discounted Lease Balances of all Leases with respect to which the related Equipment was purchased from one Person (as determined by Trans Leasing in accordance with its customary procedures) does not exceed 10% of the Aggregate
Discounted Lease Balance.

     4. The sum of the Discounted Lease Balances of all Leases with respect to which the related Lessees operate in the same industry (as determined by Trans Leasing in accordance with its customary procedures) does not exceed 30% of the Aggregate Discounted Lease Balance.

     5. The sum of the Discounted Lease Balances of all Leases with respect to which the billing address of the related Lessees are located in the same state does not exceed 30% of the Aggregate Discounted Lease Balance.

     6. The sum of the Discounted Lease Balances of all Leases with respect to which the related Equipment is of the same type (as determined by Trans Leasing in accordance with its customary procedures) does not exceed 45% of the Aggregate Discounted Lease
Balance.

     7. The average original acquisition cost of the Equipment (as capitalized in accordance with GAAP) does not exceed $20,000.

     8. The sum of the Discounted Lease Balances of all Leases with respect to which the related Lessee is a governmental agency does not exceed 5% of the Aggregate Discounted Lease Balance.

     9. The sum of the Discounted Lease Balances of all Leases with respect to which there has been a Skipped Payment (as defined in the Servicing Agreement) prior to the Cut-Off Date does not exceed 5% of the Aggregate Discounted Lease Balance as of the Cut-Off Date. *2

*1) Capitalized terms used in this Schedule and not otherwise defined shall have the respective meanings set forth in the Credit Agreement.
*2) Applies to Cut-Off Date Only